EXHIBIT (5)(A)

                                Application Form



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                     THE LIFE INSURANCE COMPANY OF VIRGINIA
                          VARIABLE ANNUITY APPLICATION




1  PROPOSED
   ANNUITANT                                     Social Security No.
            ---------------------------------                       ------------
            Name (if no middle name, use NMN)


            ---------------------------------    Date of Birth:
            Street Address                                     -----------------
                                                                Mo.    Day   Yr.

            --------------------------------
            City        State       Zip               Age
                                                         ---------

            (   )
            --------------------------------     Sex:        Male        Female
            Telephone                                -------      ------



1a  CONTINGENT
    ANNUITANT  ---------------------------------  Social Security No.
               Name (if no middle name, use NMN)                     -----------

                                                   Date of Birth:
               --------------------------------                  ---------------
               Street Address                                    Mo.   Day   Yr.


               --------------------------------    Age
               City        State       Zip            ---------

               (   )                               Sex:      Male         Female
               --------------------------------        -----        ------
               Telephone


2  OWNER
  (if other than
  Proposed
  annuitant)
                                                   Taxpayer ID or
            ---------------------------------      Social Security No.
            Name (if no middle name, use NMN)                         ----------

                                                      If Applicable:

            ---------------------------------      Date of Birth:
            Street address                                       ---------------
                                                                 Mo.  Day   Yr.
                                                   Age
            ---------------------------------          ------------
            City        State       Zip


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            (   )
            ---------------------------------      Sex:       Male       Female
            Telephone                                   -----      -----



2a  Joint
    Owner


                                                   Taxpayer ID or
          --------------------------------         Social Security No.
          Name(if no middle name, use NMN)                            ---------


          --------------------------------               If applicable:
          Street address
                                                   Date of Birth
                                                                 ---------------
                                                                 Mo.   Day   Yr.

          --------------------------------         Age
            City        State       Zip                ------------

          (    )                                   Sex:      Male         Female
          --------------------------------              ----       -----
          Telephone



3  Beneficiary
   Primary
             ---------------------------------     Relationship to Owner
             Name (if no middle Name,use NMN)                           --------


             ---------------------------------     Annuitant
             Street address                                  -------------------

             Contingent                            Relationship to Owner
                       -----------------------                          --------
                  Name (if no middle Name, use NMN)


            ----------------------------------     Annuitant
            Street address                                   -------------------


                        CHANGES IN DESIGNATIONS

The following designations may be changed by the Owner at any time, unless they are made irrevocable. Check the appropriate boxes below ONLY if a designation is to become irrevocable:

    Primary Beneficiary     Contingent Beneficiary     Contingent Annuitant
---                     ---                        ---

4  Type of Plan      ____ Nonqualified   ___   Qualified:
                     ____ Individual         ___  IRA (circle one):
                     ____ Joint                    Regular payment; tax year ___
                                                   Rollover
                                                   Direct Transfer
                                             ___  Simplified Employee Pension


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                                 ____TSA/403(b)
                                 ____Other________________________
            Owner ___ Does ____ Does not wish to have Federal Income
                Tax withheld from surrenders or annuity payments

5  PAYMENT
   WITH
   APPLICATION
   $
    -------------------------------
    (Initial minimum:$5,000)




                                          Investment Subdivisions
6  Allocation of         %
                  --------      ------------------------------------------------
   Purchase              %
                  --------      ------------------------------------------------
   Payments              %
                  --------      ------------------------------------------------
   Enter a               %
                  --------      ------------------------------------------------
   percentage            %
                  --------      ------------------------------------------------
   of at least           %
                  --------      ------------------------------------------------
   10% for each          %
                  --------      ------------------------------------------------
   fund selected.        %      Guarantee Account (where available)

   Percentages must total 100%.




7  DOLLAR-COST    TRANSFER DOLLAR AMOUNTS from the _________________Money Market
   AVERAGING      Subdivision to the following investment subdivisions according to the frequency indicated:

(Optional)              FREQUENCY         AMOUNTS     TRANSFER TO INVESTMENT

                                    (must be $100 or more) SUBDIVISIONS
             __ MONTHLY(on the      $
                5th of each month.)  --------------   --------------------------
                                    $
                                     --------------   --------------------------
                                    $
             __ QUARTERLY            --------------   --------------------------
                (on the             $
                last business        --------------   --------------------------
                day of each         $
                calendar             --------------   --------------------------
                quarter.)           $
                                     --------------   --------------------------
                                    $
                                     --------------   --------------------------
                                    $
                                     --------------   --------------------------
                                    $
                                     --------------   --------------------------

I understand that the account value in my elected Money Market Subdivision must be kept at or above the account value level which will permit the dollar-cost averaging transferes requested; otherwise, these transfers will end. This requiest is in lieu of the requirement for individual written transfer requests. I may also change or terminate these transfers by written notice to the address below or by telephone if a Personal Identification Number (PIN) has been issued (See Section B). Initials of owner:
                                   ---------


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8  TELEPHONE      ____ Telephone Transfer Agreement Form assigning Personal
   TRANSFER Identification Number for telephone transfers is being submitted with this application. (optional)

                  ____ Please send Telephone Transfer Agreement Form.



9 REPLACEMENT     Will the proposed contract replace any existing annuity or insurance contract?
                  ____ No ______ Yes (If yes, list company name, plan and year of issue.)

                  --------------------------------------------------------------


10  ADDITIONAL
    REMARKS

                  --------------------------------------------------------------

                  --------------------------------------------------------------

                  --------------------------------------------------------------

                  --------------------------------------------------------------




11 SIGNATURES     All statements made in this application are true to
                  the best of our knowledge and belief, and the answers to these questions, together with this agreement, are the basis for issuing the policy. I/We agree to all terms and conditions as shown on the front and back. I/We further agree that this
Important         application shall be a part of the annuity contract, and
information.      verify our understanding that ALL PAYMENTS AND VALUES PROVIDED
Please read       BY THE CONTRACT, WHEN BASED ON THE INVESTMENT EXPERIENCE OF
carefully.        THE SEPARATE ACCOUNT, ARE VARIABLE AND NOT GUARANTEED AS TO
                  DOLLAR AMOUNT.  THE OWNER ACKNOWLEDGES RECEIPT OF PROSPECTUSES
                  AND ALL APPLICABLE AMENDMENTS DATED WITHIN 13 MONTHS OF THIS
                  APPLICATION FOR THE SEPARATE ACCOUNT AND ALL MUTUAL FUNDS
                  APPLICABLE TO THE POLICY. I/We agree that no one, except the President, the Secretary or a Vice President of the Company can make or change any annuity.





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                                              Proposed
Dated at          on              ,19         Annuitant
        ------------------------------                 -------------------------
        City, State   Month, day

Witness to                                    Contingent
Signatures                                    Annuitant
          ----------------------------                 -------------------------
Licensed Resident Agent/Broker                (Signature required if designated
                                                   as irrevocable)



--------------------------------------        Owner
Business Name or Stamp                             -----------------------------
                                              (Signature required if other than
                                                   Proposed Annuitant)


                                              Joint Owner
                                                         -----------------------

--------------------------------------------------------------------------------


AGENTS STATEMENT - Do you have knowledge or reason to believe that replacement of insurnace is involved?

____ Yes ____ No if "Yes," explain and submit a completed replacement form where required.

                                        ----------------------------------------
                                              Licensed Resident Agent/Broker



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Agency/Brokerage and Code (Print)    Agent/Broker and Code (Print)   Agent/Broker and Code (Print)


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Agent's/Broker Social Security/Tax ID   Agent's Broker's address           Telephone Number
                                                                           ( )

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                     The Life Insurance Company of Virginia
                              6610 W. Broad Street
                             Richmond, Virgnia 23230